THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITY LAWS. THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

XFONE, INC.
FORM OF COMMON STOCK PURCHASE WARRANT
Warrant No: _________
Original Issue Date:  ____________, 2007
Void After:  11:59 P.M., ____________, 2012

This Warrant is Issued to:

_______________________________________

(hereinafter called the “Holder,” which term shall include the Holder’s legal representatives, heirs, successors and assigns) by Xfone, Inc., a Nevada corporation (hereinafter referred to as the “Company”).  This Warrant may be transferred by the Holder only in accordance with the provisions of Section 10.

1.           Exercise of Warrant.  For value received and subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at any time on or after ________, 2007 and on or prior to __________, 2012 (the “Exercise Date”) (along with the exercise notice form annexed hereto (the “Exercise Notice”) duly executed, and any certificate(s) representing the Warrant Shares (as hereinafter defined) (the “Warrant Share Certificate”)) at the office of the Company at 2506 Lakeland Drive, Suite 100, Flowood, MS 39232, or such other office in the United States of which the Company shall notify the Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (as adjusted from time to time, the “Exercise Price”), up to _______ shares (the “Warrant Shares”) (as adjusted from time to time) of the Common Stock, $0.001 par value per share, of the Company (the “Common Stock”).  The initial Exercise Price shall be $3.10 per share.  This Warrant may be exercised in whole or in part on an Exercise Date, provided however that if exercised in part, this Warrant shall the not be exercised for less than 10,000 shares of Common Stock per Exercise Date, and shall not be exercised for fractional shares of the Company’s Common Stock.

2.           Issuance of Warrant Shares.  As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall: (i) issue and deliver to the Holder a certificate or certificates for the Warrant Shares purchased hereunder, in certificates of such denominations and in such names as the Holder may specify; or (ii) provided that the Warrant Shares have been registered under the Securities Act, of 1933, as amended, credit such Warrant Shares to the Holder using customary procedures for book-entry transfer through the facilities of The Depository Trust Company.

3.           Payment of Exercise Price.  Payment of the Exercise Price shall be made by wire transfer of immediately available funds to a bank account designated by the Company.

4.           Adjustment for Dividends, Distributions, Subdivisions, Combinations, Mergers, Consolidations or Sale of Assets.

4.1           Manner of Adjustment.

(a)           Stock Dividends, Distributions or Subdivisions.  In the event the Company shall issue shares of Common Stock in a stock dividend, stock distribution or subdivision, the Exercise Price in effect immediately before such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately increased.

(b)           Combinations or Consolidations.  In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately decreased.

(c)           Adjustment for Reclassification, Exchange or Substitution.  In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 4.1(a), 4.1(b) or 4.1(d)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(d)           Adjustment for Merger, Consolidation or Sale of Assets.  In the event that the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions set forth in this Section 4 with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this Section 4 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

4.2           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

4.3           Closing of Books.  The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely and proper issuance of such shares.

5.           Covenants of the Company.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights.  All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.  Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

6.           No Rights as Shareholder Until Exercise.  This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Exercise Notice duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Holder has so subscribed and paid.

7.           No Change Necessary.  The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise.  A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

8.           Addresses for Notices.  All notices, requests, consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

If to the Holder, to the Holder’s address as shown on the books of the Company; or

If to the Company, to the address set forth on the first page of this Warrant.

9.           Substitution.  In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

10.           Transfer Restrictions.  This Warrant shall not be transferable by the Holder and shall be exercisable only by the Holder.  Without the prior written consent of the Company, the Warrant shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this Section 10, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

11.           Taxes.  The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of the Warrant or acquiring, holding or disposing of the Warrant Shares, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder’s tax advisers.

12.           Remedies.  Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and shall not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

13.           Governing Law.  This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to its principles of conflicts of laws.

14.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company.

[Remainder of page intentionally left blank.]

* * *

IN WITNESS WHEREOF, the parties have caused this Warrant to be executed this ___ day of _____________, 2007.

XFONE, INC.

By:
Guy Nissenson
President and Chief Executive Officer

EXERCISE NOTICE

XFONE, INC.

Warrant No. ______
Original Issue Date:  ______________, 2007

Ladies and Gentlemen:

(1)           The undersigned hereby elects to exercise the above-referenced Warrant with respect to ____________ shares of Common Stock.  Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder the number of Warrant Shares determined in accordance with the terms of the Warrant by (check one):

___ Deliver physical stock certificate(s) for the Warrant Shares in the following denominations and names:

Number of Warrant Shares	Name

or	___
Credit such Warrant Shares to each Holder using customary procedures for book-entry transfer through the facilities of The Depository Trust Company (complete also the DWAC Instruction Form attached hereto).

HOLDER:

(Print name)

By:

Title:

Address:

SUBMIT THIS EXERCISE NOTICE (AND DWAC INSTRUCTION FORM, IF APPLICABLE) BY:

1)	Faxing to the Company at 601-983-3801 with a copy faxed to 011-972-3-9238838; and
2)	Mail the original, along with the Warrant and Warrant Shares Certificate to the Company at: 2506 Lakeland Drive, Suite 100, Flowood, MS 39232, Attention:
Alon Reisser, Adv.

DWAC INSTRUCTION FORM

TO BE COMPLETED BY HOLDER
SETTLING VIA DWAC

Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Holder's name and address as set forth on the Exercise Notice to which this form is attached, and released by Transfer Online, Inc. the Company's transfer agent (the “Transfer Agent”), to the Holder upon exercise of Warrant No. _____.

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Warrant Shares are maintained)
DTC Participant Number
Name of Account at DTC Participant being credited with the Shares
Account Number at DTC Participant being credited with the Shares

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE EXERCISE NOTICE TO WHICH THIS FORM IS ATTACHED BY THE HOLDER, THE HOLDER SHALL DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES.